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                                                                   EXHIBIT 10.24



                          SECOND AMENDMENT TO SUBLEASE


The Sublease dated October 7, 1998, by and between Jaycor, Inc.
("Sublandlord") and Jaycor Networks, Inc. ("Subtenant"), amended as First Amendment to Lease on December 1, 1998, is hereby amended as follows:

1. Premises: Effective April 1, 1999 Sublandlord agrees to lease an additional 3,170 rentable square feet ("Additional Premises" - see attached Exhibit "A") for a total of 13,823 rentable square feet.

2. Base Rent: Commencing April 1, 1999 the Base Rent shall be $18,799.28 per month. Estimated NNN expenses shall be $5,390.97 per month for a total monthly payment of $24,190.25.



Other than the above-referenced changes to the Sublease, all terms and conditions of the Original Sublease Agreement will remain in full force and effect.


AGREED AND ACCEPTED:

SUBLANDLORD:  Jaycor, Inc.

/s/ RANDY JOHNSON                         April 1, 1999
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SUBTENANT:  Jaycor Networks, Inc.

/s/ TERRY FLANAGAN                        April 1, 1999
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                                   EXHIBIT A


                                     JAYCOR
                           977 S. Towne Center Drive
                              San Diego, CA 92121


                          [FLOOR PLAN OF FIRST FLOOR]
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                          [FLOOR PLAN OF SECOND FLOOR]
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                           [FLOOR PLAN OF THIRD FLOOR]